UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2005

MANDALAY RESORT GROUP

(Exact name of registrant as specified in its charter)

Nevada	1-8570	88-0121916
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119
(Address of principal executive offices, including ZIP code)

Registrant’s telephone number, including area code: (702) 632-6700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                              Other Events.

In a press release dated April 21, 2005, Mandalay Resort Group and MGM MIRAGE jointly announced that the Illinois Gaming Board unanimously approved the transfer of Mandalay’s 50% ownership interest in the Grand Victoria riverboat casino into an escrow account.

This approval of the escrow transaction by the Illinois Gaming Board represents the last of the regulatory approvals required in order for MGM MIRAGE to proceed with the closing of its merger with Mandalay.

A copy of the press release is included as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01                                                 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.1

Press Release dated April 21, 2005, announcing that the Illinois Gaming Board unanimously approved the proposed transfer by Mandalay of its 50% ownership interest in the Grand Victoria riverboat casino into an escrow account.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2005

MANDALAY RESORT GROUP

By:	/s/ Les Martin
Name: Les Martin
Title: Vice President, Chief Accounting Officer and
Treasurer

Index to Exhibits

No.	Description

99.1

Press Release dated April 21, 2005, announcing that the Illinois Gaming Board unanimously approved the proposed transfer by Mandalay of its 50% ownership interest in the Grand Victoria riverboat casino into an escrow account.